                                                                  Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  to the  Registration
Statement (No.  333-63162) of Medix Resources,  Inc. on Form S-2 on our report dated  March 19,  2002,  appearing  in the  Prospectus,  which is part of this
Registration  Statement.  We also  consent  to the  reference  to us under the headings "Experts" in such Prospectus.

                                        /s/Ehrhardt Keefe Steiner & Hottman PC
                                           Ehrhardt Keefe Steiner & Hottman PC

March 29, 2002
Denver, Colorado